SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GRAY COMM SYS CLA B

                    GABELLI SECURITIES, INC.
                                 4/03/02            4,700-           13.8500
                                 4/03/02            2,300-           13.7500
                                 3/26/02            9,900            13.5500
                    GAMCO INVESTORS, INC.
                                 5/02/02            1,500            14.1000
                                 5/01/02            5,000            13.9980
                                 4/24/02            1,500            13.7500
                                 4/23/02              500            13.6500
                                 4/15/02              500            14.1500
                                 4/09/02           22,000            13.5000
                                 4/05/02            5,000-             *DO
                                 4/01/02              300            14.5500
                                 3/28/02              500            14.1000
                                 3/28/02            2,000-           14.1525
                                 3/26/02              100            13.6000
                    GABELLI ADVISERS, INC.
                                 3/27/02            1,000-           13.9500
                     GABELLI FUNDS, LLC.
                         GABELLI SMALL CAP GROWTH FUND
                                 3/27/02            2,000            14.0000


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.


SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

		PREFERRED STOCK - GRAY COMM SYS SERIES C

				GABELLI FUNDS, LLC
				    GABELLI SMALL CAP GROWTH FUND
					   4/23/02          100              10000.0000
				    GABELLI EQUITY INCOME FUND
					   4/23/02          100              10000.0000
				    GABELLI MULTIMEDIA TRUST
					   4/23/02          100              10000.0000
				    GABELLI CONV. SECURITIES FUND
					   4/23/02          100	             10000.0000
				    GABELLI EQUITY TRUST
                                 4/23/02           90              10000.0000

(1)	SHARES WERE PURCHASED FROM THE ISSUER IN A PRIVATE PLACEMENT
TRANSACTION.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.